UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2005 (August 2, 2005)

Behringer Harvard REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1605
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Behringer Harvard REIT I, Inc. (which may be referred to as the “Registrant,” “we,” “our,” and “us”) hereby amends our Current Report on Form 8-K filed on August 8, 2005 to provide the required financial statements relating to our acquisition of a 27-story office building in Minneapolis, Minnesota (“One Financial Plaza”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to One Financial Plaza that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01    Financial Statements and Exhibits.

		Page
(a)	Financial Statements of Businesses Acquired.
	Independent Auditors’ Report - Travis, Wolff & Company, LLP	3
	Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2005 (Unaudited) and For the Year Ended December 31, 2004	4
	Notes to the Statements of Revenues and Certain Operating Expenses	5
(b)	Pro Forma Financial Information.
	Unaudited Pro Forma Consolidated Financial Information	7
	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2005	8
	Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005	9
	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004	10
	Unaudited Notes to Pro Forma Consolidated Financial Statements	11
(c)	Shell Company Transactions.
	Not applicable.
(d)	Exhibits.
	None.

Independent Auditors’ Report

Behringer Harvard REIT I, Inc.
Addison, Texas

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the One Financial Plaza property (the “Property”) for the year ended December 31, 2004. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Behringer Harvard REIT I, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Travis, Wolff & Company, LLP

Dallas, Texas
October 17, 2005

One Financial Plaza
Statements of Revenues and Certain Operating Expenses
For the Six Months Ended June 30, 2005 (Unaudited) and
For the Year Ended December 31, 2004

	Six Months
	Ended
	June 30,	Year Ended
	2005	December 31,
	(unaudited)	2004

Revenues:
Rental revenue	$2,001,915	$4,025,821
Tenant reimbursement income	2,002,977	4,006,778

Total revenues	4,004,892	8,032,599

Expenses:
General and administrative	190,943	382,442
Property operating expenses	1,470,094	2,847,911
Real estate taxes	332,139	740,651
Property management fees	142,499	288,365

Total expenses	2,135,675	4,259,369

Revenues in excess of certain operating expenses	$1,869,217	$3,773,230

See accompanying notes to statements of revenues and certain operating expenses.

One Financial Plaza
Notes to the Statements of Revenues and Certain Operating Expenses
For the Six Months Ended June 30, 2005 (Unaudited) and
For the Year Ended December 31, 2004

1.    Basis of Presentation

On August 2, 2005, Behringer Harvard REIT I, Inc. (the “Company”) acquired a 27-story office building containing approximately 393,902 (unaudited) rentable square feet located on approximately 1.4 acres of land in Minneapolis, Minnesota (“One Financial Plaza” or the “Property”) through Behringer Harvard One Financial, LLC, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, the Company’s operating partnership. The total contract purchase price of One Financial Plaza, exclusive of closing costs and initial escrows, was $57,150,000. We used borrowings of $43,000,000 under a loan agreement with Citigroup Global Markets Realty Corp. to pay a portion of such contract purchase price and paid the remaining amount from proceeds of our offering of common stock to the public.

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summaries include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. The Historical Summaries are not intended to be a complete presentation of the revenue and expenses of One Financial Plaza for the year ended December 31, 2004, and the six month period ended June 30, 2005.

2.    Summary of Significant Accounting Policies

Principles of Reporting and Use of Estimates

The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenue and certain operating expenses during the reporting period. Actual results may differ from those estimates.

Revenue Recognition

The Property’s operations consist of rental income earned from its tenants under lease agreements which generally provide for minimum rent payments. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, which amounted to an increase in rental income of approximately $66,000 for the six months ended June 30, 2005, and an increase in rental income of approximately $64,000 for the year ended December 31, 2004.

Reimbursement income consists of recovery of certain basic operating expenses. Recoveries are recognized as revenue in the period the applicable costs are incurred.

3.    Leases

At December 31, 2004, One Financial Plaza was 87% occupied by multiple tenants. Minimum future cash rentals of noncanceable tenant operating leases held as of December 31, 2004 are as follows.

Year Ending	Amount
2005	$3,842,864
2006	3,960,939
2007	3,348,652
2008	2,677,394
2009	435,488
Thereafter	689,819

Total	$14,955,156

Minimum future rental income represents the base rent required to be paid under the terms of leases exclusive of charges for contingent rents, electrical services, real estate taxes, and operating cost escalations.

4.    Concentrations

The following presents rental income (base rent) from tenants who individually represent more than 10% of One Financial Plaza’s rental revenues for the year ended December 31, 2004:

Name	Amount
Deloitte & Touche, LLP	$1,477,722
Martin-Williams, Inc.	441,946

This rental income is exclusive of tenant reimbursement income.

5.    Commitments

At December 31, 2004, One Financial Plaza had minimum obligations under a service agreement as follows:

Year Ending	Amount
2005	$202,801
2006	204,054
2007	17,005

Total	$423,860

One Financial Plaza is required to pay a management fee to a a subcontractor equal to 3% of gross revenues on a monthly basis. The Property is also required to pay a leasing fee to the same subcontractor equal to $3 per square foot for all new leases and renewals of leases with a term of 3 or more years.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Financial Information

On August 2, 2005, we acquired a 27-story office building containing approximately 393,902 (unaudited) rentable square feet located on approximately 1.4 acres of land in Minneapolis, Minnesota (“One Financial Plaza”), through Behringer Harvard One Financial, LLC, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, our operating partnership. The contract purchase price of One Financial Plaza, exclusive of closing costs, was $57,150,000. To pay such contract purchase price, we used borrowings of $43,000,000 under a loan agreement (the “One Financial Plaza Loan Agreement”) with Citigroup Global Markets Realty Corp. (the “One Financial Plaza Lender”) and used proceeds from our offering of common stock to the public.

In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
as of June 30, 2005

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired One Financial Plaza as of June 30, 2005. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statements of Operations and the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2005. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on June 30, 2005, nor does it purport to represent our future financial position.

		Prior Acquisitions
	June 30, 2005	Pro Forma
	as Reported	Adjustments	Pro Forma			Pro Forma
	(a)	(b)	Adjustments			June 30, 2005
Assets
Real estate
Land	$34,466,361	$21,130,928	$12,200,000	(c	)	$67,797,289
Buildings, net	141,010,090	97,774,860	38,219,099	(c	)	277,004,049
Acquired in-place lease intangibles, net	28,841,784	21,424,916	10,419,349	(c	)	60,686,049
Total real estate	204,318,235	140,330,704	60,838,448			405,487,387

Cash and cash equivalents	51,490,944	(48,839,186)	200,000	(c	)	-
			(21,218,422)	(c	)
			18,366,664	(e	)
Restricted cash	18,775,892	5,806,372	5,140,609	(c	)	29,722,873
Accounts receivable	935,279	-	-			935,279
Prepaid expenses and other assets	264,076	228,402	115,419	(c	)	607,897
Loan deposits	3,989,329	-	-			3,989,329
Escrow deposits	9,694,500	-	-			9,694,500
Investments in tenant-in-common interests	144,980,961	-	-			144,980,961
Deferred financing fees, net of accumulated
amortization of $249,743	2,507,619	1,094,908	483,185	(d	)	4,085,712
Total assets	$436,956,835	$98,621,200	$63,925,903			$599,503,938

Liabilities and stockholders' equity

Liabilities
Mortgages payable	$159,795,212	$92,750,000	$43,000,000	(c	)	$295,545,212
Accounts payable	243	-	-			243
Payables to affiliates	92,687	-	-			92,687
Acquired below market leases, net	2,882,017	2,006,115	1,650,689	(c	)	6,538,821
Dividends payable	1,649,808	-	-			1,649,808
Accrued liabilities	2,680,130	365,071	908,550	(c	)	3,953,751
Subscriptions for common stock	9,853,273	-	-			9,853,273
Total liabilities	176,953,370	95,121,186	45,559,239			317,633,795

Commitments and contingencies

Minority interest	-	3,500,014	-			3,500,014

Stockholders' equity
Preferred stock, $.0001 par value per share;
50,000,000 shares authorized, none outstanding	-	-	-			-
Common stock, $.0001 par value per share;
350,000,000 shares authorized, 31,097,767
shares issued and outstanding	3,110	-	206	(e	)	3,316
Additional paid-in capital	275,400,033	-	18,366,458	(e	)	293,766,491
Cumulative distributions and net loss	(15,399,678)	-	-			(15,399,678)
Total stockholders' equity	260,003,465	-	18,366,664			278,370,129
Total liabilities and stockholders' equity	$436,956,835	$98,621,200	$63,925,903			$599,503,938

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired One Financial Plaza on January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Six months	Prior Acquisitions	Statement of
	ended June 30, 2005	Pro Forma	Revenues and				Pro Forma
	as Reported	Adjustments	Certain Expenses	Pro Forma			Six months ended
	(a)	(b)	(c)	Adjustments			June 30, 2005

Revenue
Rental revenue	$5,740,024	$13,811,683	$4,004,892	$174,144	(d	)	$23,730,743
Total revenue	5,740,024	13,811,683	4,004,892	174,144			23,730,743

Expenses
Property operating expense	1,048,922	2,054,616	1,470,094	-			4,573,632
Interest	3,843,288	4,759,689	-	1,129,474	(e	)	9,732,451
Rate lock extension expense	450,000	-	-	-			450,000
Real estate taxes	736,771	1,919,262	332,139	-			2,988,172
Property management fees	432,609	405,459	142,499	(142,499)	(f	)	958,215
				120,147	(g	)
Asset management fees	392,993	763,828	-	192,655	(h	)	1,349,476
General and administrative	681,158	287,601	190,943	-			1,159,702
Depreciation and amortization	3,166,945	6,363,544	-	1,849,671	(i	)	11,380,160
Total expenses	10,752,686	16,553,999	2,135,675	3,149,448			32,591,808

Interest income	593,507	(164,574)	-	-			428,933

Equity in earnings of investments
in tenant-in-common interests	1,724,806	(35,049)	-	-			1,689,757

Net income (loss)	$(2,694,349)	$(2,941,939)	$1,869,217	$(2,975,304)			$(6,742,375)

Basic and diluted weighted
average shares outstanding	20,052,434			4,717,810	(j	)	24,770,244

Basic and diluted loss per share	$(0.13)						$(0.27)

See acconpanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired One Financial Plaza on January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Year ended	Prior Acquisitions	Statement of
	December 31, 2004	Pro Forma	Revenues and				Pro Forma
	as Reported	Adjustments	Certain Expenses	Pro Forma			Year ended
	(a)	(b)	(c)	Adjustments			December 31, 2004

Revenue
Rental revenue	$129,981	$37,746,759	$8,032,599	$348,288	(d	)	$46,257,627
Total revenue	129,981	37,746,759	8,032,599	348,288			46,257,627

Expenses
Property operating expense	1,959	5,483,141	2,847,911	-			8,333,011
Interest	1,689,994	15,425,937	-	2,258,949	(e	)	19,374,880
Rate lock extension expense	525,000	-	-	-			525,000
Real estate taxes	19,967	4,806,489	740,651	-			5,567,107
Property management fees	205,515	1,512,364	288,365	(288,365)	(f	)	1,958,857
				240,978	(g	)
Asset management fees	89,596	2,325,931	-	385,311	(h	)	2,800,838
Organization expense	217,897	-	-	-			217,897
General and administrative	711,603	1,344,038	382,442	-			2,438,083
Depreciation and amortization	-	18,237,039	-	3,699,342	(i	)	21,936,381
Total expenses	3,461,531	49,134,939	4,259,369	6,296,215			63,152,054

Interest income	389,737	(389,737)	-	-			-

Equity in earnings of investments
in tenant-in-common interests	1,402,847	1,482,994	-	-			2,885,841

Net income (loss)	$(1,538,966)	$(10,294,923)	$3,773,230	$(5,947,927)			$(14,008,586)

Basic and diluted weighted
average shares outstanding	5,358,697			18,572,811	(j	)	23,931,508

Basic and diluted loss per share	$(0.29)						$(0.59)

See acconpanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard REIT I, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of June 30, 2005.

b.	Reflects the Pro Forma adjustments for the acquisitions of the Western Office Portfolio acquired on July 20, 2005 and Buena Vista Plaza acquired on July 28, 2005.

c.	Reflects the acquisition of One Financial Plaza for $64,218,422, inclusive of closing costs. The acquisition was funded with $21,218,422 of cash on hand and $43,000,000 of debt. We allocated our purchase price to the assets and liabilities below and estimated the remaining useful lives of the tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$12,200,000	-
Building	38,219,099	25 years
Above/below market leases, net	(1,219,008)	3.5 years
Tenant improvements, leasing commissions
& legal fees	1,602,248	3.5 years
In-place leases	4,321,324	3.5 years
Tenant relationships	4,064,096	8.5 years
Prepaid expenses and other assets	115,419	-
Cash	200,000	-
Restricted cash	5,140,609	-
Financing fees	483,185	-
Prepaid rent	(146,563)	-
Other accruals	(761,987)	-
	$64,218,422

We allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” and No. 142, “Goodwill and Other Intangible Assets” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values, in-place tenant improvements, in-place leasing commissions and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions is based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases include an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, we include such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of the fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

We amortize the value of in-place leases and in-place tenant improvements to expense over the initial term of the respective leases. The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

d.	Reflects financing costs incurred in connection with obtaining the debt.

e.	We actually issued 5,895,103 shares of common stock during the period July 1, 2005 through August 1, 2005 for net proceeds of $58,870,056. This adjustment reflects the issuance of 2,063,670 shares for net proceeds of $18,366,664 as this is the pro forma amount necessary for the Company to fund the cash portion of the acquisitions after June 30, 2005 from cash on hand.

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005

a.	Reflects our historical operations for the six months ended June 30, 2005.

b.	Reflects the Pro Forma adjustments for the acquisitions of Alamo Plaza, the Utah Avenue Building, Lawson Commons, Downtown Plaza, the Western Office Portfolio and Buena Vista Plaza, which were acquired on February 24, 2005, April 21, 2005, June 10, 2005, June 14, 2005, July 20, 2005 and July 28, 2005, respectively.

c.	Reflects the historical revenues and certain expenses of One Financial Plaza.

d.	Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 42 months.

e.	Represents interest expense associated with the $43,000,000 of long-term debt obtained in connection with the purchase of One Financial Plaza and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.141% per annum, requires monthly payments of interest only through August 2010, with monthly interest and principal payments required beginning September 2010 and continuing to August 11, 2015, the maturity date. The deferred financing costs in the amount of $483,185 are amortized over the term of the related debt using a method which approximates the effective interest rate method.

f.	Reflects the reversal of historical property and asset management fees for One Financial Plaza.

g.	Reflects the property management fees associated with the current management of One Financial Plaza. The property is managed by HPT Management Services LP, our affiliate, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

h.	Reflects the asset management fees associated with One Financial Plaza. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.6% of the asset value.

i.	Reflects the depreciation and amortization of One Financial Plaza using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$38,219,099	25 years
Real estate intangibles(1)	4,704,564	3.5 years
Tenant relationships	4,064,096	8.5 years
        ______________________
    (1)   Included in real estate intangibles is $431,681 of above market lease value and $1,650,689 of below market lease value, which is amortized to rental income. See
Note d.

j.	Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of each of our 2004 and 2005 property investments. The adjustment is computed as follows:

Cash needed to acquire Enclave on the Lake	$3,370,261
Cash needed to acquire St. Louis Place	5,025,865
Cash needed to acquire the Colorado Property	17,965,073
Cash needed to acquire Travis Tower	12,758,333
Cash needed to acquire the Pratt Building	12,843,584
Cash needed to acquire the Cyprus Building	20,645,160
Cash needed to acquire the Ashford Perimeter	18,676,064
Cash needed to acquire the Alamo Plaza	4,834,715
Cash needed to acquire the Utah Avenue Building	9,879,429
Cash needed to acquire Lawson Commons	29,852,184
Cash needed to acquire Downtown Plaza	7,082,146
Cash needed to acquire Western Office Portfolio	32,573,596
Cash needed to acquire Buena Vista Plaza	16,265,590
Cash needed to acquire One Financial Plaza	21,218,422
	$212,990,422

Net cash received from each share of common stock issued	$8.90	(1)

Common stock needed to purchase the fourteen properties listed above	23,931,508
Plus weighted average of common stock actually outstanding
for the six months ended June 30, 2005 in excess of 23,931,508	838,736
Less historical weighted average of common stock outstanding
at June 30, 2005	(20,052,434
	4,717,810

                        ______________
                        (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker dealer fees per share and $0.20 organization and offering costs per share.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004

a.	Reflects our historical operations for the year ended December 31, 2004.

b.	Reflects the combined Pro Forma results for the following properties:

Property	Acquisition Date
Enclave on the Lake	April 12, 2004
St. Louis Place	June 30, 2004
Colorado Property	August 10, 2004
Travis Tower	October 1, 2004
Cyprus Building	December 16, 2004
Pratt Building	December 17, 2004
Ashford Perimeter	January 6, 2005
Alamo Plaza	February 24, 2005
Utah Avenue Building	April 21, 2005
Lawson Commons	June 10, 2005
Downtown Plaza	June 14, 2005
Western Office Portfolio	July 20, 2005
Buena Vista Plaza	July 28, 2005

c.	Reflects the historical revenues and certain expenses of One Financial Plaza.

d.	Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 42 months.

e.	Represents interest expense associated with the $43,000,000 of long-term debt obtained in connection with the purchase of One Financial Plaza and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.141% per annum, requires monthly payments of interest only through August 2010, with monthly interest and principal payments required beginning September 2010 and continuing to August 11, 2015, the maturity date. The deferred financing costs in the amount of $483,185 are amortized over the term of the related debt using a method which approximates the effective interest rate method.

f.	Reflects the reversal of historical property and asset management fees for One Financial Plaza.

g.	Reflects the property management fees associated with the current management of One Financial Plaza. The property is managed by HPT Management Services LP, our affiliate, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

h.	Reflects the asset management fees associated with One Financial Plaza. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.6% of the asset value.

i.	Reflects the depreciation and amortization of One Financial Plaza using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$38,219,099	25 years
Real estate intangibles(1)	4,704,564	3.5 years
Tenant relationships	4,064,096	8.5 years
        __________________
                        (1)    Included in real estate intangibles is $431,681 of above market lease value and $1,650,689 of below market lease value, which are amortized to rental income.
                                 See Note d.

j.	Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of each of our 2004 and 2005 property investments. The adjustment is computed as follows:

Cash needed to acquire Enclave on the Lake	$3,370,261
Cash needed to acquire St. Louis Place	5,025,865
Cash needed to acquire the Colorado Property	17,965,073
Cash needed to acquire Travis Tower	12,758,333
Cash needed to acquire the Pratt Building	12,843,584
Cash needed to acquire the Cyprus Building	20,645,160
Cash needed to acquire the Ashford Perimeter	18,676,064
Cash needed to acquire the Alamo Plaza	4,834,715
Cash needed to acquire the Utah Avenue Building	9,879,429
Cash needed to acquire Lawson Commons	29,852,184
Cash needed to acquire Downtown Plaza	7,082,146
Cash needed to acquire Western Office Portfolio	32,573,596
Cash needed to acquire Buena Vista Plaza	16,265,590
Cash needed to acquire One Financial Plaza	21,218,422
	$212,990,422

Net cash received from each share of common stock issued	$8.90	(1)

Common stock needed to purchase the fourteen properties listed above	23,931,508
Less historical weighted average of common stock outstanding
for the year ended December 31, 2004	(5,358,697
	18,572,811

                                ________________
                                (1)   Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker dealer fees per share and $0.20 organization and offering costs per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: October 18, 2005	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer